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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                              WARBURG PINCUS TRUST

The following information supersedes certain information in the trust's Prospectus and Statement of Additional Information.

GLOBAL POST-VENTURE CAPITAL PORTFOLIO
Vincent J. McBride and Greg Norton-Kidd (see biographies below) join Elizabeth
B. Dater, Federico D. Laffan and Jun Sung Kim as Co-Portfolio Managers of the portfolio. Calvin E. Chung continues to serve as Associate Portfolio Manager of the portfolio.

INTERNATIONAL EQUITY PORTFOLIO
P. Nicholas Edwards, Vincent J. McBride and Nancy Nierman continue to serve as Co-Portfolio Managers of the portfolio.

Harold E. Sharon no longer serves as Co-Portfolio Manager of the portfolios.

CERTAIN MANAGERS BIOGRAPHIES
Mr. McBride has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. McBride joined Warburg Pincus in 1994.

Mr. Norton-Kidd has been with CSAM since August 1999. Previously, Mr. Norton-Kidd was a senior Japanese equity salesman at the Flemings group from 1990 to July 1999.

Dated: February 2, 2001                                                  16-0201
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